                                                                    EXHIBIT 99.1

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                        EIN # 51-0375688 PLAN NUMBER 001

                              FINANCIAL STATEMENTS

                 for the years ended December 31, 2003 and 2002

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                          INDEX TO FINANCIAL STATEMENTS

                                                                         Page(s)
                                                                         -------
Reports of Independent Auditors                                            2 to 3

Financial Statements:

      Statements of Net Assets Available for Benefits at
           December 31, 2003 and 2002                                           4

      Statements of Changes in Net Assets Available for
           Benefits for the years ended December 31, 2003 and
           and 2002                                                             5

      Notes to Financial Statements                                       6 to 17

Item 4(i) - Schedule of Assets (Held at End of Year)                     18 to 19

All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants and Administrator of UGI HVAC Enterprises, Inc. Savings Plan

We have audited the accompanying statement of net assets available for benefits of UGI HVAC Enterprises, Inc. Savings Plan as of December 31, 2003, and the related statement of changes in net assets available for benefits for the year then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of UGI HVAC Enterprises, Inc. Savings Plan as of December 31, 2003, and changes in its net assets available for benefits for the year then ended, in conformity with accounting principles generally accepted in the United States.

Our audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Cogen Sklar LLP

Bala Cynwyd, Pennsylvania
June 17, 2004

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants and Administrator of UGI HVAC Enterprises, Inc. Savings Plan

In our opinion, the accompanying statement of net assets available for benefits and the related statement of changes in net assets available for benefits present fairly, in all material respects, the net assets available for benefits of UGI HVAC Enterprises, Inc. Savings Plan (the "Plan") at December 31, 2002, and the changes in net assets available for benefits for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of Assets (Held at End of Year) is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PricewaterhouseCoopers LLP

October 10, 2003

                     UGI HVAC ENTERPRISES, INC.
                            SAVINGS PLAN

                   STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                                                                     December 31,
                                                            ---------------------------
                                                               2003             2002
                                                               ----             ----
Investments (Note 3)                                        $ 7,580,700     $ 4,809,600

Loans to participants                                           186,402         153,788

Receivables:
     Participants' contributions receivable                      91,460          73,253
     Employers' contributions receivable                         30,630          25,247
                                                            -----------     -----------
            Net assets available for benefits               $ 7,889,192     $ 5,061,889
                                                            ===========     ===========

See accompanying notes to financial statements.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                                                                       Year Ended December 31,
                                                                       2003            2002
                                                                    ------------    ------------
Participants' contributions                                         $    951,216    $    805,255
Employers' contributions                                                 296,475         249,777
Rollover contributions                                                   378,312          16,619
Transfers of participant balances                                              -           5,247

Investment income (loss):
     Dividends                                                           109,466          78,140
     Net appreciation (depreciation) in value of investments           1,366,158      (1,006,722)

Distributions to participants                                           (286,053)       (445,669)
Loan administration fees                                                  (1,733)         (1,730)
Other, primarily interest on loans                                        13,462          19,759
                                                                    ------------    ------------
Net increase (decrease)                                                2,827,303        (279,324)

Net assets available for benefits - beginning of year                  5,061,889       5,341,213
                                                                    ------------    ------------
Net assets available for benefits - end of year                     $  7,889,192    $  5,061,889
                                                                    ============    ============

See accompanying notes to financial statements.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS

1.    DESCRIPTION OF THE PLAN

The following brief description of the UGI HVAC Enterprises, Inc. Savings Plan (the "Plan") provides general information on the provisions of the Plan in effect on December 31, 2003 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan which covers employees of UGI HVAC Enterprises, Inc. (the "Company") and certain affiliated companies (collectively, "the Employers"). The Company is a wholly owned subsidiary of UGI Enterprises, Inc. ("Enterprises"). Enterprises is a wholly owned subsidiary of UGI Corporation ("UGI"). Employees of the Employers are eligible upon hire to participate in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Plan is administered by the UGI Enterprises, Inc. Retirement Committee ("Plan Administrator") whose members are appointed by the Board of Directors of the Company.

CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 15%, in whole percentages, of eligible compensation. In addition, a participant may elect to contribute to the Plan on an after-tax basis through payroll deduction an amount equal to from 1% to 15%, in whole percentages, of eligible compensation, provided that the combination of before-tax and after-tax contributions does not exceed 20% of eligible compensation. Effective January 1, 2004, a participant may elect to contribute to the Plan on a before-tax basis through payroll deduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. In addition, a participant may elect to contribute to the Plan on an after-tax basis through payroll deduction an amount equal to from 1% to 15%, in whole percentages, of eligible compensation provided that the combination of before-tax and after-tax contributions does not exceed 50% of eligible compensation. Calendar year before-tax and after-tax contribution amounts are subject to limits prescribed by the Internal Revenue Code ("IRC") and the Plan, respectively. For the 2003 and 2002 Plan Years, the IRC before-tax contribution limits were $12,000 and $11,000, respectively. For each of the 2003 and 2002 Plan Years, the after-tax contribution limit set by the Plan was $12,000. A participant may increase the rate of, or reduce or suspend, his or her before-tax or after-tax contributions four times per year by contacting the Plan's record keeper, Fidelity Institutional Retirement Services Company ("FIRSCO").

The plan allows for "catch-up contributions." The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age and must be contributing the IRC or Plan limit. The maximum catch-up contribution for the 2003 and 2002 Plan Years was $2,000 and $1,000, respectively, which amount shall increase $1,000 per year through 2006. Catch-up contributions are not eligible for the Employers' matching contribution (as described below).

During 2003 the Company acquired Devault Refrigeration Services, Inc. Plan participants who were enrolled in the Devault Refrigeration Services, Inc. 401-K Profit Sharing Plan and Trust and

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

became eligible to participate in the UGI HVAC Enterprises, Inc. Plan were permitted to rollover their before-tax account balances into the Plan. Before-tax balances include before-tax contributions, company match, any before-tax monies previously rolled into the Devault 401-K Profit Sharing Plan and Trust, and investment earnings on all contributions, including earnings on after-tax contributions.

The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in section 401(a) of the IRC or from a "rollover" individual retirement plan described in section 408 of the IRC, but only if the deposit qualifies as a tax-free rollover as defined in section 402 or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC. The Plan accepts after-tax rollover contributions.

For each month during a Plan year, the Employers will make a contribution to the Plan equal to 50% of participant before-tax and after-tax contributions, up to a total of 5% of compensation (as defined in the Plan document) for each participant who has made before-tax and/or after-tax contributions during the month. The Employers' contributions for the years ended December 31, 2003 and 2002 were invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant is immediately fully vested in the portion of his or her account attributable to participant contributions as well as matching contributions made by the Employers.

INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time. Fidelity Management Trust Company is the Plan's Trustee for all investment assets of the Plan. References to "Fidelity" below refer to investment funds managed by Fidelity Management and Research Company ("FMR").

Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund.

Money Market Fund

-     Fidelity Cash Reserves Fund

This fund is an unaffiliated registered investment company mutual fund that invests in U.S. dollar-denominated money market securities and repurchase agreements, and may enter into reverse repurchase agreements. The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Managed Income Fund

-     Fidelity Managed Income Portfolio II Fund

This fund is an unaffiliated commingled pool whose investments principally comprise investment contracts issued by insurance companies and financial institutions and certain types of fixed income securities. The fund's objective is to preserve principal while earning interest income.

Income Funds

-     Fidelity Intermediate Bond Fund

This fund is an unaffiliated registered investment company mutual fund which normally invests in investment-grade bonds while normally maintaining a dollar-weighted average maturity between three and ten years. The fund's objective is to provide a high level of current income.

-     Fidelity Capital & Income Fund

This fund is an unaffiliated registered investment company mutual fund that invests mainly in equity and debt securities, including defaulted securities, with an emphasis on lower-quality debt securities. The fund invests in companies in troubled or uncertain financial condition and in domestic and foreign issuers. The fund's objective is to provide income and capital growth.

-     Fidelity U.S. Bond Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Lehman Brothers Aggregate Bond Index. The fund's objective is to provide investment results that correspond to the total returns of bonds in the Lehman Brothers Aggregate Bond Index.

Balanced Funds

-     Fidelity Balanced Fund                        -     Fidelity Puritan Fund

These funds are unaffiliated registered investment company mutual funds that invest in stocks and other equity securities and in bonds and other debt securities. The funds seek income and capital growth.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Growth and Income Funds

-     Fidelity Spartan U.S. Equity Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks included in the Standard and Poor's 500 Index (S&P 500) a widely recognized, unmanaged index of 500 U.S. common stocks. The fund's objective is to match the total return of the S&P 500.

-     Fidelity Equity Income Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund's objective is to provide reasonable income while considering the potential for capital appreciation.

-     Fidelity Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks. The fund may also invest a portion of assets in bonds, including lower-quality debt securities. The fund seeks long-term capital growth.

-     Fidelity Growth & Income Portfolio

This fund is an unaffiliated registered investment company mutual fund that normally invests a majority of total assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. The fund may also invest in bonds. The fund seeks high total return through a combination of current income and capital appreciation.

-     Fidelity Equity Income II Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund seeks reasonable income and the potential for capital appreciation.

-     Fidelity Real Estate Investment Portfolio

This fund is an unaffiliated registered investment company mutual fund that principally invests in equity securities of companies principally engaged in the real estate industry. The fund seeks above-average income and long-term capital growth consistent with reasonable risk.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Growth Funds

-     Fidelity Magellan Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

-     Fidelity Growth Company Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.

-     Fidelity OTC Portfolio

This fund is an unaffiliated registered investment company mutual fund that principally invests in securities traded on the over-the-counter (OTC) market. The fund seeks capital appreciation.

-    Fidelity Capital Appreciation Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

-     Fidelity Blue Chip Growth Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of well-known and established companies. The fund invests in securities of domestic and foreign issuers. The fund seeks growth of capital over the long term.

-     Fidelity Low-Priced Stock Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in low-priced common stocks. The fund seeks capital appreciation.

-     Fidelity Small Cap Independence Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers with small market capitalizations. The fund seeks capital appreciation.

-     Fidelity Value Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of companies that possess valuable fixed assets or that are believed to be

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

undervalued in relation to the issuing company's assets, earnings, or growth potential. The fund seeks capital appreciation.

International Funds

-     Fidelity Overseas Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities. The fund invests primarily in common stocks and seeks long-term growth of capital.

-     Fidelity Worldwide Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks issued anywhere in the world. The fund seeks growth of capital.

-     Fidelity International Growth & Income Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities including common stocks with a focus on those that pay current dividends and have the potential for capital appreciation. The fund seeks capital growth and current income.

Fidelity Freedom

-    Fidelity Freedom Income Fund           -    Fidelity Freedom 2020 Fund
-    Fidelity Freedom 2000 Fund             -    Fidelity Freedom 2030 Fund
-    Fidelity Freedom 2010 Fund             -    Fidelity Freedom 2040 Fund

These funds are unaffiliated registered investment company mutual funds that invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income fund (approximately five to ten years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high current income and capital appreciation.

Employer Stock Fund

-     UGI Common Stock Fund

Effective January 1, 2003, the UGI Common Stock Fund was added to the Plan. The UGI Common Stock Fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own shares of UGI Corporation Common Stock but rather own units in a fund that invests in such shares and in short-term investments.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the fund for liquidity. In such case, the participant will receive the net asset value, or closing price for the units, calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date's closing price but may be suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds.

DISTRIBUTIONS. The Plan benefit of a participant who terminates employment for any reason other than death shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. Where the amount to be distributed exceeds $5,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age (as defined in the Plan document) unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000, a Plan participant's benefit will be distributed as soon as practicable after the participant becomes entitled to receive a distribution.

A participant who continues to work past age 70 1/2 will receive a distribution upon termination of employment.

DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the balance credited to the participant's account. Generally, the beneficiary may request a distribution of the participant's account balance as soon as practicable following the date of the participant's death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her Voluntary Participant Contribution Account, as defined in the Plan document. However, the withdrawal must be in an amount of at least $500. A participant may withdrawal up to 100% of the balance of his or her Rollover Account, as defined in the Plan document, at any time. No more than one withdrawal in any calendar year is permitted from each of the Voluntary Participant Contribution Account and Rollover Account portions of a participant's account.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

A participant may withdraw before-tax contributions (but not earnings attributable thereto) only on account of financial hardship resulting from (a) medical expenses as defined in section 213(d) of the IRC; (b) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (c) foreclosure on a primary residence; or (d) costs directly related to the purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.

LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (a) 50% of a participant's before-tax and rollover account balances, or (b) $50,000 less the excess of the highest balance of all loans during the prior twelve month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

ADMINISTRATIVE EXPENSES. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Employers. The Employers currently pay such expenses. Loan administration and withdrawal fees are paid by participants. Mutual fund expenses are paid to fund managers from mutual fund assets.

PLAN TERMINATION. Although it has not expressed any intent to do so, the Company has the right to terminate the Plan in whole or in part at any time for any reason.

PLAN AMENDMENT. The Company may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with applicable legal requirements, however, may be made by The Retirement Committee without Board approval.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

2.    ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

The Plan's investments in registered investment company mutual funds are valued at quoted market prices, which represent the net asset value of shares held by the Plan. Investment contracts included in the Fidelity Managed Income Portfolio II fund, an unaffiliated commingled pool, are carried at contract value which represents deposits plus accrued interest. The Plan Administrator believes contract value approximates fair value. Shares of UGI Corporation Common Stock included in the UGI Common Stock Fund are reflected at fair value based on quoted market prices.

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.

The Plan presents in the Statement of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.

Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Managed Income Fund for which distributions are based upon contract value) as of the dates of the distribution. Distributions to participants are recorded when paid.

Transfers of participant balances represent amounts transferred to or from the AmeriGas Propane, Inc. Savings Plan and the UGI Utilities, Inc. Savings Plan, affiliate plans.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of net assets available for benefits and changes therein. Actual results could differ from these estimates.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS

The components of trust investments by fund at December 31, 2003 and 2002 are as follows:

                                                                                                     December 31,
                                                                                                2003           2002
                                                                                                ----           ----
Fidelity Cash Reserves (shares -- 242,481 and 186,839, respectively)                        $    242,481     $ 186,839
                                                                                            ------------     ---------
Fidelity Managed Income Portfolio II (shares -- 101,216 and 42,161, respectively)                101,216        42,161
                                                                                            ------------     ---------
Fidelity Intermediate Bond Fund (shares -- 8,941 and 6,261, respectively)                         95,314        67,182
                                                                                            ------------     ---------
Fidelity Capital & Income Fund (shares -- 16,625 and 13,267, respectively)                       133,999        83,318
                                                                                            ------------     ---------
Fidelity U.S. Bond Index Fund (shares -- 12,565 and 13,034, respectively)                        140,607       146,503
                                                                                            ------------     ---------
Fidelity Spartan U.S. Equity Index Fund (shares -- 4,611 and 3,750, respectively)                181,706       116,805
                                                                                            ------------     ---------
Fidelity Equity Income Fund (shares -- 1,123 and 605, respectively)                               55,860        24,005
                                                                                            ------------     ---------
Fidelity Fund (shares -- 2,479 and 1,797, respectively)                                           69,621        40,005
                                                                                            ------------     ---------
Fidelity Growth & Income Portfolio (shares -- 6,268 and 5,369, respectively)                     223,328       162,738
                                                                                            ------------     ---------
Fidelity Equity Income Fund II (shares -- 11,569 and 9,559, respectively)                        263,533       166,236
                                                                                            ------------     ---------
Fidelity Real Estate Investment Portfolio (shares --10,034 and 8,233, respectively)              237,898       151,401
                                                                                            ------------     ---------
Fidelity Balanced Fund (shares -- 8,340 and 5,080, respectively)                                 139,688        67,512
                                                                                            ------------     ---------
Fidelity Puritan Fund (shares -- 7,337 and 5,783, respectively)                                  135,516        91,306
                                                                                            ------------     ---------
Fidelity Magellan Fund (shares -- 8,801 and 7,257, respectively)                                 860,167 *     573,028 *
                                                                                            ------------     ---------
Fidelity Growth Company Fund (shares -- 11,669 and 10,667, respectively)                         584,279 *     377,816 *
                                                                                            ------------     ---------
Fidelity OTC Portfolio (shares -- 9,694 and 8,453, respectively)                                 314,766       202,104
                                                                                            ------------     ---------
Fidelity Capital Appreciation Fund (shares -- 4,027 and 2,730, respectively)                      98,713        44,166
                                                                                            ------------     ---------
Fidelity Blue Chip Growth Fund (shares -- 16,347 and 13,924, respectively)                       647,841 *     444,739 *
                                                                                            ------------     ---------
Fidelity Low-Priced Stock Fund (shares -- 10,393 and 9,316, respectively)                        363,536       234,490
                                                                                            ------------     ---------
Fidelity Small Cap Independence Fund (shares -- 7,280 and 5,388, respectively)                   130,602        71,658
                                                                                            ------------     ---------
Fidelity Value Fund (shares -- 1,032 and 594, respectively)                                       64,044        27,577
                                                                                            ------------     ---------
Fidelity Overseas Fund (shares -- 1,529 and 1,406, respectively)                                  48,069        30,931
                                                                                            ------------     ---------

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS (CONTINUED)

                                                                                                     December 31,
                                                                                                2003            2002
                                                                                                ----            ----
Fidelity Worldwide Fund (shares -- 6,882 and 6,311, respectively)                                112,662          74,975
                                                                                            ------------     -----------
Fidelity International Growth & Income Fund (shares -- 5,244 and 3,464, respectively)            125,432          58,257
                                                                                            ------------     -----------
Fidelity Freedom Income Fund (shares -- 2,546 and 525, respectively)                              28,236           5,569
                                                                                            ------------     -----------
Fidelity Freedom 2000 Fund (shares -- 6,202 and 5,124, respectively)                              73,063          56,419
                                                                                            ------------     -----------
Fidelity Freedom 2010 Fund (shares -- 34,177 and 26,745, respectively)                           444,981 *       305,962 *
                                                                                            ------------     -----------
Fidelity Freedom 2020 Fund (shares -- 50,241 and 47,807, respectively)                           654,132 *       508,664 *
                                                                                            ------------     -----------
Fidelity Freedom 2030 Fund (shares -- 51,764 and 30,800, respectively)                           670,348 *       315,392 *
                                                                                            ------------     -----------
Fidelity Freedom 2040 Fund (shares -- 29,920 and 22,499, respectively)                           226,192         131,843
                                                                                            ------------     -----------
UGI Common Stock Fund
      UGI Corporation Unitized Stock Fund  (shares -- 8,544 in 2003)                             112,010               -
      Dividends receivable                                                                           860               -
                                                                                            ------------     -----------
Total trust investments - fair value, except for group annuity contracts included in the Fidelity Managed Income Portfolio II Fund
      which are carried at contract value                                                   $  7,580,700     $ 4,809,600
                                                                                            ============     ===========
Total trust investments - cost                                                              $  7,827,731     $ 6,428,730
                                                                                            ============     ===========

* - Investment represents five percent or more of the net assets available for benefits.

The net appreciation (depreciation) in fair value of investments during the years ended December 31, 2003 and 2002 by major investment category follows:

                                                                                                Year             Year
                                                                                               Ended            Ended
                                                                                            December 31,     December 31,
                                                                                               2003              2002
                                                                                            -------------    ------------
Registered investment company mutual funds                                                  $  1,351,620     $ (1,006,722)
UGI Common Stock Fund                                                                             14,538                -
                                                                                            -------------    ------------
        Total net appreciation (depreciation) in fair value                                 $  1,366,158     $ (1,006,722)
                                                                                            ============     ============

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

During the 2003 Plan Year the Plan purchased, at market prices, 1,585 shares of UGI Corporation Common Stock directly from UGI Corporation for $49,053.

The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants' account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.

4.    FEDERAL INCOME TAX STATUS

On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the "Trust") and participants are not taxed on Employers' contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

              ITEM 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR)

                                                                                  December 31, 2003
                                                             --------------------------------------------------------
                                                              Number of
                                                              Shares or                         Fair Value/
                                                              Principal                          Contract
Name of Issuer and Title of Issue                               Amount              Cost           Value        % (2)
---------------------------------                             ---------             ----        -----------     -----
FIDELITY CASH RESERVES FUND  (3)                             242,481 shrs        $  242,481     $   242,481    100.00%
                                                                                 ----------     -----------    ------
FIDELITY MANAGED INCOME PORTFOLIO II FUND (3)                101,216 shrs           101,216         101,216    100.00%
                                                                                 ----------     -----------    ------
FIDELITY INTERMEDIATE BOND FUND (3)                            8,941 shrs            94,290          95,314    100.00%
                                                                                 ----------     -----------    ------
FIDELITY CAPITAL & INCOME FUND (3)                            16,625 shrs           118,554         133,999    100.00%
                                                                                 ----------     -----------    ------
FIDELITY U.S. BOND INDEX FUND (3)                             12,565 shrs           136,148         140,607    100.00%
                                                                                 ----------     -----------    ------
FIDELITY SPARTAN U.S. EQUITY INDEX FUND (3)                    4,611 shrs           192,754         181,706    100.00%
                                                                                 ----------     -----------    ------
FIDELITY EQUITY INCOME FUND (3)                                1,123 shrs            52,937          55,860    100.00%
                                                                                 ----------     -----------    ------
FIDELITY FUND (3)                                              2,479 shrs            72,461          69,621    100.00%
                                                                                 ----------     -----------    ------
FIDELITY GROWTH & INCOME PORTFOLIO (3)                         6,268 shrs           245,486         223,328    100.00%
                                                                                 ----------     -----------    ------
FIDELITY EQUITY INCOME II FUND (3)                            11,569 shrs           271,516         263,533    100.00%
                                                                                 ----------     -----------    ------
FIDELITY REAL ESTATE INVESTMENT PORTFOLIO (3)                 10,034 shrs           191,081         237,898    100.00%
                                                                                 ----------     -----------    ------
FIDELITY BALANCED FUND (3)                                     8,340 shrs           127,290         139,688    100.00%
                                                                                 ----------     -----------    ------
FIDELITY PURITAN FUND (3)                                      7,337 shrs           130,888         135,516    100.00%
                                                                                 ----------     -----------    ------
FIDELITY MAGELLAN FUND (1) (3)                                 8,801 shrs           951,995         860,167    100.00%
                                                                                 ----------     -----------    ------
FIDELITY GROWTH COMPANY FUND (1) (3)                          11,669 shrs           714,407         584,279    100.00%
                                                                                 ----------     -----------    ------
FIDELITY OTC PORTFOLIO (3)                                     9,694 shrs           406,198         314,766    100.00%
                                                                                 ----------     -----------    ------
FIDELITY CAPITAL APPRECIATION FUND (3)                         4,027 shrs            80,251          98,713    100.00%
                                                                                 ----------     -----------    ------
FIDELITY BLUE CHIP GROWTH FUND (1)(3)                         16,347 shrs           750,290         647,841    100.00%
                                                                                 ----------     -----------    ------
FIDELITY LOW-PRICED STOCK FUND (3)                            10,393 shrs           262,377         363,536    100.00%
                                                                                 ----------     -----------    ------
FIDELITY SMALL CAP INDEPENDENCE FUND                           7,280 shrs           116,934         130,602    100.00%
                                                                                 ----------     -----------    ------
FIDELITY VALUE  FUND (3)                                       1,032 shrs            50,338          64,044    100.00%
                                                                                 ----------     -----------    ------
FIDELITY OVERSEAS FUND (3)                                     1,529 shrs            48,991          48,069    100.00%
                                                                                 ----------     -----------    ------
FIDELITY WORLDWIDE FUND (3)                                    6,882 shrs           114,053         112,662    100.00%
                                                                                 ----------     -----------    ------

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

        Item 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR) (CONTINUED)

                                                                                  December 31, 2003
                                                             --------------------------------------------------------
                                                              Number of
                                                              Shares or                         Fair Value/
                                                              Principal                          Contract
Name of Issuer and Title of Issue                               Amount              Cost           Value        % (2)
---------------------------------                             ---------             ----        -----------     -----
FIDELITY INTERNATIONAL GROWTH & INCOME FUND (3)                5,244 shrs           106,313         125,432    100.00%
                                                                                 ----------     -----------    ------
FIDELITY FREEDOM INCOME FUND (3)                               2,546 shrs            28,167          28,236    100.00%
                                                                                 ----------     -----------    ------
FIDELITY FREEDOM 2000 FUND (3)                                 6,202 shrs            75,290          73,063    100.00%
                                                                                 ----------     -----------    ------
FIDELITY FREEDOM 2010 FUND (1) (3)                            34,177 shrs           456,217         444,981    100.00%
                                                                                 ----------     -----------    ------
FIDELITY FREEDOM 2020 FUND (1) (3)                            50,241 shrs           696,170         654,132    100.00%
                                                                                 ----------     -----------    ------
FIDELITY FREEDOM 2030 FUND (1) (3)                            51,764 shrs           665,539         670,348    100.00%
                                                                                 ----------     -----------    ------
FIDELITY FREEDOM 2040 FUND (3)                                29,920 shrs           228,910         226,192    100.00%
                                                                                 ----------     -----------    ------
UGI COMMON STOCK FUND (3)
UGI Corporation Unitized Stock Fund                           8,544 units            97,328         112,010    100.00%
                                                                                                               ------
     Dividends receivable                                    $  860                     860             860
                                                                                 ----------     -----------
                                                                                     98,188         112,870

PARTICIPANT  LOANS
Loan principal outstanding (5.00 % - 10.50 %) (3)(4)                                      -         186,402    100.00%
                                                                                 ----------     -----------    ------
Total - all funds                                                                $7,827,731     $ 7,767,102
                                                                                 ==========     ===========

(1)   Investment represents 5% or more of the net assets available for benefits.

(2)   Percentages represent percentage of fair value of each fund.

(3)   Party in interest.

(4)   Range of interest rates for loans outstanding as of December 31, 2003.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                         EIN #23-1174060 PLAN NUMBER 008

                              FINANCIAL STATEMENTS

                 for the years ended December 31, 2003 and 2002

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                          INDEX TO FINANCIAL STATEMENTS

                                                                     Page(s)
                                                                     --------
Reports of Independent Auditors                                       2 to 3

Financial Statements:

      Statements of Net Assets Available for Benefits at
           December 31, 2003 and 2002                                       4

      Statements of Changes in Net Assets Available for Benefits
                for the years ended December 31, 2003 and 2002              5

      Notes to Financial Statements                                   6 to 18

Item 4(i) - Schedule of Assets (Held at End of Year)                 19 to 20

All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants and Administrator of UGI Utilities, Inc. Savings Plan

We have audited the accompanying statement of net assets available for benefits of UGI Utilities, Inc. Savings Plan as of December 31, 2003, and the related statement of changes in net assets available for benefits for the year then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of UGI Utilities, Inc. Savings Plan as of December 31, 2003, and changes in its net assets available for benefits for the year then ended, in conformity with accounting principles generally accepted in the United States.

Our audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Cogen Sklar LLP

Bala Cynwyd, Pennsylvania
June 17, 2004

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants and Administrator of UGI Utilities, Inc. Savings Plan

In our opinion, the accompanying statement of net assets available for benefits and the related statement of changes in net assets available for benefits present fairly, in all material respects, the net assets available for benefits of UGI Utilities, Inc. Savings Plan (the "Plan") at December 31, 2002, and the changes in net assets available for benefits for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of Assets (Held at End of Year) is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PricewaterhouseCoopers LLP

June 23, 2003

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                                                       December 31,
                                            ---------------------------------
                                                2003                 2002
                                            --------------      -------------
Investments (Note 3)                        $   71,424,505      $  54,121,195
Loans to participants                            2,032,114          1,605,663
Employers' contributions receivable              1,401,005          1,313,094
                                            --------------      -------------
  Net assets available for benefits         $   74,857,624      $  57,039,952
                                            ==============      =============

See accompanying notes to financial statements.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                                                                        Year Ended December 31,
                                                                       2003               2002
                                                                   -------------      -------------
Participants' contributions                                        $   4,587,043      $   4,339,074
Rollover contributions                                                   206,130             54,826
Employers' contributions                                               1,401,005          1,313,094
Investment income (loss):
  Dividends                                                            1,554,924          1,237,263
  Net appreciation (depreciation) in value of investments             11,429,214         (8,409,768)
Other, primarily interest on loans                                       108,572            122,806
Net transfers of participants' balances                                   81,857            (66,839)

Distributions to participants                                         (1,551,073)        (2,806,158)
                                                                   -------------      -------------

Net increase (decrease)                                               17,817,672         (4,215,702)

Net assets available for benefits - beginning of year                 57,039,952         61,255,654
                                                                   -------------      -------------

Net assets available for benefits - end of year                    $  74,857,624      $  57,039,952
                                                                   =============      =============

See accompanying notes to financial statements.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE PLAN

The following brief description of the UGI Utilities, Inc. Savings Plan (the
Plan) provides general information on the provisions of the Plan in effect on December 31, 2003 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan covering employees of UGI Utilities, Inc. (UGI Utilities), its holding company parent UGI Corporation
(UGI), and certain affiliated companies (collectively, the Employers). Employees of the Employers are eligible upon hire to participate in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan is administered by the UGI Utilities, Inc. Retirement Committee (Plan Administrator) whose members are appointed by the Board of Directors of UGI Utilities.

CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. In addition, a participant may elect to contribute to the Plan on an after-tax basis through payroll deduction an amount equal to from 1% to 6%, in whole percentages, of eligible compensation, provided that the combination of before-tax and after-tax contributions does not exceed 50% of eligible compensation. Calendar year before-tax and after-tax contribution amounts are subject to limits prescribed by the Internal Revenue Code (IRC) and the Plan, respectively. For the 2003 and 2002 Plan Years, the IRC before-tax contribution limits were $12,000 and $11,000, respectively. For each of the 2003 and 2002 Plan Years, the after-tax contribution limit set by the Plan was $12,000. A participant may increase the rate of, or reduce or suspend his or her before-tax or after-tax contributions at any time by contacting Fidelity Institutional Retirement Services Co. (FIRSCO).

The Plan allows for "catch-up contributions." The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age and must be contributing the IRC or Plan limit. The maximum catch-up contribution for the 2003 and 2002 Plan Years was $2,000 and $1,000, respectively, which amount shall increase $1,000 per year through 2006. Catch-up contributions are not eligible for the Employers' matching contribution (as described below).

A participant will at all times be fully (100%) vested in the portion of his or her account attributable to participant contributions.

The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in section 401(a) of the IRC or from a "rollover" individual retirement plan described in section 408 of the IRC, but only if the deposit qualifies as a tax-free rollover as defined in section 402 or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC. The Plan accepts after-tax rollover contributions.

For each Plan Year, each of the Employers may, at their discretion, make a contribution to the Plan equal to a percentage of participant before-tax and after-tax contributions, up to a total of 6% of compensation (as defined in the Plan document) for each eligible participant. In order to be entitled to the Employers' contribution, a participant must either (i) be actively employed by any of the

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Employers, or on an excused leave of absence (as defined in the Plan document) on the last day of the Plan year or (ii) have retired, become disabled (as defined in the Plan), or died while an employee during the Plan year. Employers' contributions for the 2003 Plan Year and the 2002 Plan Year, which were made in January 2004 and January 2003, respectively, were invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant is fully vested in the portion of his or her account attributable to Employers' matching contributions as follows: 25% after two years of service; 50% after three years of service; 75% after four years of service; and 100% after five years of service. In addition, a participant is fully vested in the portion of his or her account attributable to Company contributions upon the attainment of normal retirement age (as defined in the Plan document), total disability (as defined by the Plan document) or death while in the employ of the Employers or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire.

A participant who terminates employment before he or she is vested will forfeit nonvested amounts attributable to the Employers' contributions. These forfeited amounts remain in the Plan and are available to reduce future Employer contributions. In the 2003 and 2002 Plan Years, forfeitures of $11,785 and $19,082, respectively, were used to reduce the Employers' contributions. During the 2003 Plan Year and the 2002 Plan Year, $11,787 and $29,742, respectively, were forfeited from participants' accounts. As of December 31, 2003 and 2002, there were $17,642 and $17,438, respectively, of forfeitures remaining in the Plan.

INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time. Fidelity Management Trust Company is the Plan's trustee for all investment assets of the Plan. References to "Fidelity" below refer to investment funds managed by Fidelity Management and Research Company (FMR). Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund.

Money Market Fund

- Fidelity Cash Reserves Fund

This fund is an unaffiliated registered investment company mutual fund that invests in U.S. dollar-denominated money market securities and repurchase agreements, and may enter into reverse repurchase agreements. The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

Managed Income Fund

- Fidelity Managed Income Portfolio II Fund

This fund is an unaffiliated commingled pool whose investments principally comprise investment contracts issued by insurance companies and financial institutions and certain types

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

of fixed income securities. The fund's objective is to preserve principal while earning interest income.

Income Funds

- Fidelity Intermediate Bond Fund

This fund is an unaffiliated registered investment company mutual fund which normally invests in investment-grade bonds while normally maintaining a dollar-weighted average maturity between three and ten years. The fund's objective is to provide a high level of current income.

- Fidelity Capital & Income Fund

This fund is an unaffiliated registered investment company mutual fund that invests mainly in equity and debt securities, including defaulted securities, with an emphasis on lower-quality debt securities. The fund invests in companies in troubled or uncertain financial condition and in domestic and foreign issuers. The fund's objective is to provide income and capital growth.

- Fidelity U.S. Bond Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Lehman Brothers Aggregate Bond Index. The fund's objective is to provide investment results that correspond to the total returns of bonds in the Lehman Brothers Aggregate Bond Index.

                              UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Balanced Funds

- Fidelity Balanced Fund                            - Fidelity Puritan Fund

These funds are unaffiliated registered investment company mutual funds that invest in stocks and other equity securities and in bonds and other debt securities. The funds seek income and capital growth.

Growth and Income Funds

- Fidelity Spartan U.S. Equity Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks included in the Standard and Poor's 500 Index (S&P 500) a widely recognized, unmanaged index of 500 U.S. common stocks. The fund's objective is to match the total return of the S&P 500.

- Fidelity Equity Income Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund's objective is to provide reasonable income while considering the potential for capital appreciation.

- Fidelity Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks. The fund may also invest a portion of assets in bonds, including lower-quality debt securities. The fund seeks long-term capital growth.

- Fidelity Growth & Income Portfolio

This fund is an unaffiliated registered investment company mutual fund that normally invests a majority of total assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. The fund may also invest in bonds. The fund seeks high total return through a combination of current income and capital appreciation.

- Fidelity Equity Income II Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund seeks reasonable income and the potential for capital appreciation.

                             UGI UTILITIES, INC.
                                 SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

- Fidelity Real Estate Investment Portfolio

This fund is an unaffiliated registered investment company mutual fund that principally invests in equity securities of companies principally engaged in the real estate industry. The fund seeks above-average income and long-term capital growth consistent with reasonable risk.

Growth Funds

- Fidelity Magellan Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

- Fidelity Growth Company Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.

- Fidelity OTC Portfolio

This fund is an unaffiliated registered investment company mutual fund that principally invests in securities traded on the over-the-counter (OTC) market. The fund seeks capital appreciation.

- Fidelity Capital Appreciation Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

- Fidelity Blue Chip Growth Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of well-known and established companies. The fund invests in securities of domestic and foreign issuers. The fund seeks growth of capital over the long term.

- Fidelity Low-Priced Stock Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in low-priced common stocks. The fund seeks capital appreciation.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

- Fidelity Small Cap Independence Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers with small market capitalizations. The fund seeks capital appreciation.

- Fidelity Value Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of companies that possess valuable fixed assets or that are believed to be undervalued in relation to the issuing company's assets, earnings, or growth potential. The fund seeks capital appreciation.

International Funds

- Fidelity Overseas Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities. The fund invests primarily in common stocks and seeks long-term growth of capital.

- Fidelity Worldwide Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks issued anywhere in the world. The fund seeks growth of capital.

- Fidelity International Growth & Income Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities including common stocks with a focus on those that pay current dividends and have the potential for capital appreciation. The fund seeks capital growth and current income.

Fidelity Freedom Funds

- Fidelity Freedom Income Fund                   - Fidelity Freedom 2020 Fund
- Fidelity Freedom 2000 Fund                     - Fidelity Freedom 2030 Fund
- Fidelity Freedom 2010 Fund                     - Fidelity Freedom 2040 Fund

These funds are unaffiliated registered investment company mutual funds that invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income fund (approximately five to ten years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high current income and capital appreciation.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Employer Stock Fund

- UGI Common Stock Fund

This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares and short-term investments. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the fund for liquidity. In such case, the participant will receive the net asset value, or closing price for the units, calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date's closing price but may be suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds. During the 2002 Plan Year, the UGI Common Stock Fund increased its temporary cash investments from 2% to 3% of total assets to mitigate the potential need to defer redemptions.

DISTRIBUTIONS. The Plan benefit of a participant who terminates employment as a result of retirement or total disability, as defined by the Plan document, shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account. Where the amount to be distributed exceeds $5,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age (as defined in the Plan document) unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000, a Plan participant's benefit will be distributed as soon as practicable after the participant becomes entitled to receive a distribution.

A participant who continues to work past age 70-1/2 will receive a distribution upon termination of employment.

DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the vested portion of his or her account. Generally, the beneficiary may request a distribution of the participant's account balance as soon as practicable following the date of the participant's death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her account attributable to after-tax contributions (including after-tax contributions that were matched by the Employer) at any time. However, the withdrawal must be in an amount of at least $250. If any portion of the amount withdrawn is attributable to contributions that were matched by the Employers, the participant's participation in the Plan will be suspended for the three-month period following the withdrawal. No more than one withdrawal in any calendar year is permitted from each of the matched and unmatched portions of a participant's after-tax contribution account.

A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) and rollover contributions, only on account of financial hardship resulting from (i) medical expenses as defined in section 213(d) of the IRC; (ii) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (iii) foreclosure on a primary residence; or (iv) costs directly related to the purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need. A participant's participation in the Plan is suspended for the six-month period following a hardship withdrawal.

While a participant is still employed by any of the Employers, withdrawals of amounts attributable to Employer's contributions and post-1988 earnings on participant before-tax contributions, are not permitted.

LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (i) 50% of a participant's before-tax and rollover account balances, or (ii) $50,000 less the highest balance of any loan during the prior twelve-month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

ADMINISTRATIVE EXPENSES. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Employers. The Employers currently pay such expenses. Loan administration and withdrawal fees are paid by participants. Mutual fund expenses are paid to fund managers from mutual fund assets.

PLAN TERMINATION. Although it has not expressed any intent to do so, UGI Utilities has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.

PLAN AMENDMENT. UGI Utilities may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with the IRC to maintain compliance with current laws or regulations or to correct errors or omissions in the Plan document, however, may be made by the Retirement Committee without Board approval.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

2.    ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting.

The Plan's investments in registered investment company mutual funds are valued at quoted market prices which represent the net asset value of shares held by the Plan. Investment contracts included in the Fidelity Managed Income Portfolio II fund, an unaffiliated commingled pool, are carried at contract value which represents deposits plus accrued interest. The Plan Administrator believes contract value approximates fair value. Shares of UGI Common Stock included in the UGI Common Stock Fund are reflected at fair value based upon quoted market prices.

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.

The Plan presents in the Statements of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.

Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Managed Income Fund for which distributions are based upon contract value) as of the dates of the distribution. Distributions to participants are recorded when paid.

Transfers of participant balances represent amounts transferred to or from the AmeriGas Propane, Inc. Savings Plan and the UGI HVAC Enterprises, Inc. Savings Plan, affiliate plans.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of net assets available for benefits and changes therein. Actual results could differ from these estimates.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS

The components of trust investments by fund at December 31, 2003 and 2002 are as follows:

                                                                                                     December 31,
                                                                                               2003               2002
                                                                                           --------------      ------------
Fidelity Cash Reserves Fund (shares -- 3,781,926 and 3,539,954, respectively)              $   3,781,926 *     $  3,539,954 *
                                                                                           -------------       ------------
Fidelity Managed Income Portfolio II Fund (shares -- 11,548,528 and
      9,936,543, respectively)                                                                11,548,528 *        9,936,543 *
                                                                                           -------------       ------------
Fidelity Intermediate Bond Fund (shares -- 128,626 and 110,560, respectively)                  1,371,150          1,186,305
                                                                                           -------------       ------------
Fidelity Capital & Income Fund ( shares -- 51,054 and 22,902, respectively)                      411,496            143,827
                                                                                           -------------       ------------
Fidelity U.S. Bond Index Fund (shares -- 77,474 and 66,454, respectively)                        866,930            746,938
                                                                                           -------------       ------------
Fidelity Balanced Fund (shares -- 17,532 and 17,376, respectively)                               293,660            230,924
                                                                                           -------------       ------------
Fidelity Puritan Fund (shares -- 24,290 and 17,242, respectively)                                448,629            272,255
                                                                                           -------------       ------------
Fidelity Spartan U.S. Equity Index Fund (shares -- 75,279 and 63,353, respectively)            2,966,741          1,973,458
                                                                                           -------------       ------------
Fidelity Equity Income Fund (shares -- 206,984 and 194,262, respectively)                     10,297,436 *        7,706,386 *
                                                                                           -------------       ------------
Fidelity Fund (shares -- 62,120 and 61,191, respectively)                                      1,744,317          1,362,123
                                                                                           -------------       ------------
Fidelity Growth & Income Portfolio (shares -- 13,285 and 10,204, respectively)                   473,341            309,277
                                                                                           -------------       ------------
Fidelity Equity Income II Fund (shares -- 28,002 and 10,202, respectively)                       637,877            177,409
                                                                                           -------------       ------------
Fidelity Real Estate Investment Portfolio (shares -- 26,340 and 21,230, respectively)            624,515            390,413
                                                                                           -------------       ------------
Fidelity Magellan Fund (shares -- 167,677 and 163,165, respectively)                          16,388,791 *       12,883,530 *
                                                                                           -------------       ------------
Fidelity Growth Company Fund (shares -- 65,456 and 61,493, respectively)                       3,277,261          2,178,077
                                                                                           -------------       ------------
Fidelity OTC Portfolio (shares -- 31,161 and 33,969, respectively)                             1,011,812            812,209
                                                                                           -------------       ------------
Fidelity Capital Appreciation Fund (shares -- 16,382 and 6,488, respectively)                    401,520            104,980
                                                                                           -------------       ------------
Fidelity Blue Chip Growth Fund (shares -- 28,264 and 26,037, respectively)                     1,120,111            831,633
                                                                                           -------------       ------------
Fidelity Low-Priced Stock Fund (shares -- 40,019 and 33,670, respectively)                     1,399,875            847,478
                                                                                           -------------       ------------
Fidelity Small Cap Independence Fund (shares -- 21,522 and 18,325, respectively)                 386,105            243,723
                                                                                           -------------       ------------
Fidelity Value Fund (shares -- 13,137 and 11,591, respectively)                                  815,442            537,723
                                                                                           -------------       ------------

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS (CONTINUED)

                                                                                                               December 31,
                                                                                                      2003                2002
                                                                                                  ------------        ------------
Fidelity Overseas Fund (shares -- 28,763 and 24,353, respectively)                                     904,021             535,772
                                                                                                  ------------        ------------
Fidelity Worldwide Fund (shares -- 12,917 and 8,607, respectively)                                     211,453             102,256
                                                                                                  ------------        ------------
Fidelity International Growth & Income Fund (shares -- 10,469 and  7,861, respectively)                250,425             132,226
                                                                                                  ------------        ------------
Fidelity Freedom Income Fund (shares  -- 7,148 and 3,891,  respectively)                                79,268              41,245
                                                                                                  ------------        ------------
Fidelity Freedom 2000 Fund (shares -- 7,039 and 5,471, respectively)                                    82,915              60,234
                                                                                                  ------------        ------------
Fidelity Freedom 2010 Fund (shares -- 76,780 and 53,029, respectively)                                 999,678             606,650
                                                                                                  ------------        ------------
Fidelity Freedom 2020 Fund (shares -- 54,644 and 46,672, respectively)                                 711,461             496,585
                                                                                                  ------------        ------------
Fidelity Freedom 2030 Fund (shares -- 17,883 and 19,224, respectively)                                 231,588             196,858
                                                                                                  ------------        ------------
Fidelity Freedom 2040 Fund (shares -- 5,445 and 3,256, respectively)                                    41,161              19,078
                                                                                                  ------------        ------------
UGI Common Stock Fund

      UGI Corporation Unitized Stock Fund (units --  354,193 and 345,352,
           respectively)                                                                             7,579,722 *         5,456,559 *
      Dividends receivable                                                                              65,350              58,567
                                                                                                  ------------        ------------
                                                                                                     7,645,072           5,515,126
                                                                                                  ------------        ------------
Total trust investments - fair value, except for group annuity contracts included in the Fidelity Managed Income Portfolio II Fund
      which are carried at contract value                                                         $ 71,424,505        $ 54,121,195
                                                                                                  ============        ============

Total trust investments - cost                                                                    $ 67,483,984        $ 61,857,272
                                                                                                  ============        ============

* - Investment represents five percent or more of the net assets available for benefits.

The net appreciation (depreciation) in fair value of investments during the years ended December 31, 2003 and 2002 by major investment category follows:

                                                                  Year              Year
                                                                 Ended             Ended
                                                               December 31,      December 31,
                                                                  2003              2002
                                                             ---------------    --------------
Registered investment company mutual funds                   $  9,349,586       $ (9,386,100)
UGI Common Stock Fund                                           2,079,628            976,332
                                                             ------------       ------------
Total net appreciation (depreciation) in fair value          $ 11,429,214       $ (8,409,768)
                                                             ============       ============

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

During the 2003 Plan Year and the 2002 Plan Year, the Plan purchased, at market prices, 15,465 and 11,763 shares of UGI Corporation Common Stock directly from UGI Corporation for $464,480 and $250,364, respectively.

The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants' account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.

4.    FEDERAL INCOME TAX STATUS

On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the Trust) and participants are not taxed on Employers' contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

                        UGI UTILITIES, INC. SAVINGS PLAN
              ITEM 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR)

                                                                             December 31, 2003
                                                  -----------------------------------------------------------------------
                                                      Number of
                                                      Shares or                                   Fair Value /
                                                      Principal                                    Contract
NAME OF ISSUER AND TITLE OF ISSUE                       Amount                   Cost                Value          % (2)
---------------------------------                 -------------------       --------------        ------------     ------
FIDELITY CASH RESERVES FUND  (1) (3)                  3,781,926  shrs       $    3,781,926        $  3,781,926     100.00%
                                                                            --------------        ------------     ------
FIDELITY MANAGED INCOME PORTFOLIO II FUND (1) (3)    11,548,528  shrs           11,548,528          11,548,528     100.00%
                                                                            --------------        ------------     ------
FIDELITY INTERMEDIATE BOND FUND (3)                     128,626  shrs            1,334,786           1,371,150     100.00%
                                                                            --------------        ------------     ------
FIDELITY CAPITAL & INCOME FUND (3)                       51,054  shrs              399,848             411,496     100.00%
                                                                            --------------        ------------     ------
FIDELITY U.S. BOND INDEX FUND (3)                        77,474  shrs              853,144             866,930     100.00%
                                                                            --------------        ------------     ------
FIDELITY BALANCED FUND (3)                               17,532  shrs              260,043             293,660     100.00%
                                                                            --------------        ------------     ------
FIDELITY PURITAN FUND (3)                                24,290  shrs              420,814             448,629     100.00%
                                                                            --------------        ------------     ------
FIDELITY SPARTAN U.S. EQUITY INDEX FUND (3)              75,279  shrs            2,876,102           2,966,741     100.00%
                                                                            --------------        ------------     ------
FIDELITY EQUITY INCOME FUND (1) (3)                     206,984  shrs            9,182,568          10,297,436     100.00%
                                                                            --------------        ------------     ------
FIDELITY FUND (3)                                        62,120  shrs            1,938,423           1,744,317     100.00%
                                                                            --------------        ------------     ------
FIDELITY GROWTH & INCOME PORTFOLIO (3)                   13,285  shrs              495,508             473,341     100.00%
                                                                            --------------        ------------     ------
FIDELITY EQUITY INCOME II FUND (3)                       28,002  shrs              575,279             637,877     100.00%
                                                                            --------------        ------------     ------
FIDELITY REAL ESTATE INVESTMENT PORTFOLIO (3)            26,340  shrs              501,461             624,515     100.00%
                                                                            --------------        ------------     ------
FIDELITY MAGELLAN FUND (1) (3)                          167,677  shrs           16,162,907          16,388,791     100.00%
                                                                            --------------        ------------     ------
FIDELITY GROWTH COMPANY FUND (3)                         65,456  shrs            3,995,927           3,277,261     100.00%
                                                                            --------------        ------------     ------
FIDELITY OTC PORTFOLIO (3)                               31,161  shrs            1,508,611           1,011,812     100.00%
                                                                            --------------        ------------     ------
FIDELITY CAPITAL APPRECIATION FUND (3)                   16,382  shrs              348,239             401,520     100.00%
                                                                            --------------        ------------     ------
FIDELITY BLUE CHIP GROWTH FUND (3)                       28,264  shrs            1,278,280           1,120,111     100.00%
                                                                            --------------        ------------     ------
FIDELITY LOW-PRICED STOCK FUND (3)                       40,019  shrs            1,145,902           1,399,875     100.00%
                                                                            --------------        ------------     ------
FIDELITY SMALL CAP INDEPENDENCE FUND (3)                 21,522  shrs              338,981             386,105     100.00%
                                                                            --------------        ------------     ------
FIDELITY VALUE  FUND (3)                                 13,137  shrs              672,211             815,442     100.00%
                                                                            --------------        ------------     ------
FIDELITY OVERSEAS FUND (3)                               28,763  shrs              941,321             904,021     100.00%
                                                                            --------------        ------------     ------

                        UGI UTILITIES, INC. SAVINGS PLAN
        ITEM 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR) (CONTINUED)

                                                                             December 31, 2003
                                                  -----------------------------------------------------------------------
                                                      Number of
                                                      Shares or                                   Fair Value /
                                                      Principal                                    Contract
NAME OF ISSUER AND TITLE OF ISSUE                       Amount                   Cost                Value          % (2)
---------------------------------                 -------------------       --------------        ------------     ------
FIDELITY WORLDWIDE FUND (3)                              12,917  shrs              195,594             211,453     100.00%
                                                                            --------------        ------------     ------
FIDELITY INTERNATIONAL GROWTH & INCOME FUND (3)          10,469  shrs              223,629             250,425     100.00%
                                                                            --------------        ------------     ------
FIDELITY FREEDOM INCOME FUND (3)                          7,148  shrs               78,963              79,268     100.00%
                                                                            --------------        ------------     ------
FIDELITY FREEDOM 2000 FUND (3)                            7,039  shrs               87,257              82,915     100.00%
                                                                            --------------        ------------     ------
FIDELITY FREEDOM 2010 FUND (3)                           76,780  shrs              992,225             999,678     100.00%
                                                                            --------------        ------------     ------
FIDELITY FREEDOM 2020 FUND (3)                           54,644  shrs              721,424             711,461     100.00%
                                                                            --------------        ------------     ------
FIDELITY FREEDOM 2030 FUND (3)                           17,883  shrs              250,194             231,588     100.00%
                                                                            --------------        ------------     ------
FIDELITY FREEDOM 2040 FUND (3)                            5,445  shrs               36,180              41,161     100.00%
                                                                            --------------        ------------     ------
UGI COMMON STOCK FUND (1) (3)
UGI Corporation Unitized Stock Fund                     354,193  units           4,272,359           7,579,722      99.15%
Dividends receivable                                $    65,350                     65,350              65,350       0.85%
                                                                            --------------        ------------     ------
                                                                                 4,337,709           7,645,072     100.00%
                                                                            --------------        ------------     ------
PARTICIPANT  LOANS
Loan principal outstanding (3)(4)                                                        -           2,032,114     100.00%
                                                                            --------------        ------------     ------
Total - all funds                                                           $   67,483,984        $ 73,456,619
                                                                            ==============        ============

(1) Investment represents 5% or more of the net assets available for benefits.

(2) Percentages represent percentage of fair value of each fund.

(3) Party in interest.

(4) Interest rates on loans outstanding as of December 31, 2003 range from 5.00% to 10.50%.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                         EIN #23-2786294 PLAN NUMBER 002

                              FINANCIAL STATEMENTS

                 for the years ended December 31, 2003 and 2002

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                          INDEX TO FINANCIAL STATEMENTS

                                                                               Page(s)
                                                                               -------
Report of Independent Auditors                                                   2 - 3

Financial Statements:

      Statements of Net Assets Available for Benefits at
           December 31, 2003 and 2002                                                4

      Statements of Changes in Net Assets Available for Benefits
           for the years ended December 31, 2003 and 2002                            5

      Notes to Financial Statements                                             6 - 19

Item 4(i) - Schedule of Assets (Held at End of Year)                           20 - 21

All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants and Administrator of AmeriGas Propane, Inc. Savings Plan

We have audited the accompanying statement of net assets available for benefits of AmeriGas Propane, Inc. Savings Plan as of December 31, 2003, and the related statement of changes in net assets available for benefits for the year then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of AmeriGas Propane, Inc. Savings Plan as of December 31, 2003, and changes in its net assets available for benefits for the year then ended, in conformity with accounting principles generally accepted in the United States.

Our audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Cogen Sklar LLP

Bala Cynwyd, Pennsylvania
June 17, 2004

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants and Administrator of AmeriGas Propane, Inc. Savings Plan

In our opinion, the accompanying statement of net assets available for benefits and the related statement of changes in net assets available for benefits present fairly, in all material respects, the net assets available for benefits of AmeriGas Propane, Inc. Savings Plan (the "Plan") at December 31, 2002, and the changes in net assets available for benefits for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of Assets (Held at End of Year) is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PricewaterhouseCoopers LLP

June 20, 2003

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                                                       December 31,
                                                2003                  2002
                                         ------------------    -----------------
Investments (Note 3)                     $      166,719,629    $     137,724,658

Loans to participants                             4,118,818            4,043,552

                                         ------------------    -----------------
     Net assets available for benefits   $      170,838,447    $     141,768,210
                                         ==================    =================

See accompanying notes to financial statements.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                                                                       Year Ended December 31,
                                                                       2003                 2002
                                                               --------------------   -----------------
Participants' contributions                                    $          9,304,430   $       8,904,183
Participants' rollover contributions                                        497,305             488,335
Company contributions                                                     5,996,318           2,935,432

Investment income (loss):
     Dividends                                                            3,444,863           2,954,612
     Net appreciation (depreciation) in value of investments             24,758,756         (21,004,618)
Administration fees                                                         (39,148)            (36,661)
Other, primarily  interest on loans                                         262,588             306,588
Net transfers of participants' balances                                     (81,857)             61,592
Distributions to participants                                           (15,073,018)        (10,861,076)
                                                               --------------------   -----------------

Net increase (decrease)                                                  29,070,237         (16,251,613)

Net assets available for benefits - beginning of year                   141,768,210         158,019,823
                                                               --------------------   -----------------
Net assets available for benefits - end of year                $        170,838,447   $     141,768,210
                                                               ====================   =================

See accompanying notes to financial statements.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS

1.    DESCRIPTION OF THE PLAN

The following brief description of the AmeriGas Propane, Inc. Savings Plan
(Plan) provides general information on the provisions of the Plan in effect on December 31, 2003 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan covering employees of AmeriGas Propane, Inc. (a Pennsylvania corporation, hereinafter referred to as "the Company"). Employees are eligible upon hire to participate in the Plan. The Plan also holds assets of certain defined contribution pension plans that were terminated in prior years and were merged into the Plan. Such assets include what is referred to as the "Pension Account" and "Predecessor Pension Rollover Account" and do not impact the general provisions of the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan is administered by the AmeriGas Propane, Inc. Benefits Committee (Plan Administrator), whose members are appointed by the President of the Company and subject to approval by the Compensation/Pension Committee of the Company's Board of Directors.

CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. Calendar year contribution amounts are subject to limits prescribed by the Internal Revenue Code (IRC). For the 2003 and 2002 Plan Years, the IRC before-tax contribution limits were $12,000 and $11,000, respectively. A participant may increase, reduce or suspend his or her contributions at any time by contacting Fidelity Institutional Retirement Services Co. (FIRSCO).

The Plan allows for "catch-up contributions". The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age and must be contributing the IRC or Plan limit. The maximum catch-up contribution for the 2003 Plan Year and 2002 Plan Year was $2,000 and $1,000, respectively, and shall increase $1,000 per year through 2006. Catch-up contributions are not eligible for the Company matching contribution (as described below).

The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in Section 401(a) of the IRC or from a "rollover" individual retirement plan described in Section 408 of the IRC, but only if the deposit qualifies as a tax free rollover as defined in section 402 or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC. The Plan accepts rollovers from after-tax contributions as permitted under the Act.

Generally the Company shall contribute to the Plan an amount equal to 100% of contributions made by each eligible participant for each payroll period up to a total of 5% of the participant's eligible compensation for each such payroll period. A participant will be eligible to receive matching contributions after he or she has completed a year of service as defined in the Plan document. In conjunction with the implementation of a short-term cost savings program, the Plan was amended to lower the Company contribution rate to 25% of contributions made by each

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

eligible participant for each payroll period up to a total of 5% of the participant's eligible compensation for the period March 1, 2002 to September 30, 2002.

The Company may also make profit-sharing contributions for each Plan year, out of its net profits, as shall be determined by its Board of Directors, in its sole discretion, to all eligible participants. A participant will be eligible to receive profit sharing contributions if he or she (i) has completed one year of service; (ii) was not eligible to participate in the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan as of the last day of a Plan year; and
(iii) either (a) remained in the employ of the Company through the end of the Plan year as of which such contribution is to be allocated; (b) retired, experienced total disability (as defined in the Plan document), or died while in service during the Plan year; or (c) was on an excused absence (as defined in the Plan document) at the end of the Plan year. Subject to certain limitations, the profit sharing contribution to be credited to a participant's accounts shall be allocated as of the last day of the Plan year by dividing the total amount of such contribution by the number of eligible Plan participants. No such amounts were contributed to the Plan in respect of the 2003 Plan Year or the 2002 Plan Year.

Any participant who (i) satisfies the eligibility requirements described in the immediately preceding paragraph; (ii) was a participant in the former Retirement Income Plan for Employees of AP Propane, Inc. as of December 31, 1988; and (iii) had attained the age of 50 as of that date, is entitled to an additional contribution as of the last day of each Plan year as follows:

    Age as of                                Percentage of
December 31, 1988                        Eligible Compensation
-----------------                        ---------------------
      50 to 54                                     2%
      55 to 59                                     3%
     60 and over                                   4%

All contributions are invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant will at all times be fully (100%) vested in the portion of his or her account attributable to the following sources: (i) Predecessor Account; (ii) Predecessor Pension Rollover Account; (iii) Rollover/Dollar Builder Account;
(iv) Rollover ESOP Account; (v) Salary Deferral Account; and (vi) the Voluntary Participant Contribution Account, each as defined in the Plan document. A participant is fully vested in the portion of his or her account attributable to Company contributions as follows: 25% after two years of service; 50% after three years of service; 75% after four years of service; and 100% after five years of service. In addition, a participant is fully vested in the portion of his or her account attributable to Company contributions upon the attainment of normal retirement age (as defined in the Plan document), total disability (as defined in the Plan document) or death while in the employ of the Company or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire.

A participant who terminates employment before he or she is vested will forfeit nonvested amounts attributable to Company contributions, among other things. These forfeited amounts remain in the

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Plan and are available to reduce future Company contributions. For the 2003 Plan Year and 2002 Plan Year, forfeitures of $128,845 and $289,426, respectively, were used to reduce Company contributions. During the 2003 Plan Year and 2002 Plan Year, $164,421 and $264,088, respectively, were forfeited from participant accounts. As of December 31, 2003 and 2002, there were $122,046 and $85,744, respectively, of forfeitures remaining in the Plan.

INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time. Fidelity Management Trust Company is the Plan's trustee for all investment assets of the Plan. References to "Fidelity" below refer to investment funds managed by Fidelity Management and Research (FMR). Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Money Market Fund

- Fidelity Cash Reserves Fund

This fund is an unaffiliated registered investment company mutual fund that invests in U.S. dollar-denominated money market securities and repurchase agreements, and may enter into reverse repurchase agreements. The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

Managed Income Fund

- Fidelity Managed Income Portfolio II Fund

This fund is an unaffiliated commingled pool whose investments principally comprise investment contracts issued by insurance companies and financial institutions and certain types of fixed income securities. The fund's objective is to preserve principal while earning interest income.

Income Funds

- Fidelity Intermediate Bond Fund

This fund is an unaffiliated registered investment company mutual fund which normally invests in investment-grade bonds while normally maintaining a dollar-weighted average maturity between three and ten years. The fund's objective is to provide a high level of current income.

- Fidelity Capital & Income Fund

This fund is an unaffiliated registered investment company mutual fund that invests mainly in equity and debt securities, including defaulted securities, with an emphasis on lower-quality debt securities. The fund invests in companies in troubled or uncertain financial condition and in domestic and foreign issuers. The fund's objective is to provide income and capital growth.

- Fidelity U.S. Bond Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Lehman Brothers Aggregate Bond Index. The fund's objective is to provide investment results that correspond to the total returns of bonds in the Lehman Brothers Aggregate Bond Index.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Balanced Funds

- Fidelity Balanced Fund                 - Fidelity Puritan Fund

These funds are unaffiliated registered investment company mutual funds that invest in stocks and other equity securities and in bonds and other debt securities. The funds seek income and capital growth.

Growth and Income Funds

- Fidelity Spartan U.S. Equity Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks included in the Standard and Poor's 500 Index (S&P 500) a widely recognized, unmanaged index of 500 U.S. common stocks. The fund's objective is to match the total return of the S&P 500.

- Fidelity Equity Income Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund's objective is to provide reasonable income while considering the potential for capital appreciation.

- Fidelity Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks. The fund may also invest a portion of assets in bonds, including lower-quality debt securities. The fund seeks long-term capital growth.

- Fidelity Growth & Income Portfolio

This fund is an unaffiliated registered investment company mutual fund that normally invests a majority of total assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. The fund may also invest in bonds. The fund seeks high total return through a combination of current income and capital appreciation.

- Fidelity Equity Income II Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund seeks reasonable income and the potential for capital appreciation.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

- Fidelity Real Estate Investment Portfolio

This fund is an unaffiliated registered investment company mutual fund that principally invests in equity securities of companies principally engaged in the real estate industry. The fund seeks above-average income and long-term capital growth consistent with reasonable risk.

Growth Funds

- Fidelity Magellan Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

- Fidelity Growth Company Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.

- Fidelity OTC Portfolio

This fund is an unaffiliated registered investment company mutual fund that principally invests in securities traded on the over-the-counter (OTC) market. The fund seeks capital appreciation.

- Fidelity Capital Appreciation Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

- Fidelity Blue Chip Growth Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of well-known and established companies. The fund invests in securities of domestic and foreign issuers. The fund seeks growth of capital over the long term.

- Fidelity Low-Priced Stock Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in low-priced common stocks. The fund seeks capital appreciation.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

- Fidelity Small Cap Independence Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers with small market capitalizations. The fund seeks capital appreciation.

- Fidelity Value Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of companies that possess valuable fixed assets or that are believed to be undervalued in relation to the issuing company's assets, earnings, or growth potential. The fund seeks capital appreciation.

International Funds

- Fidelity Overseas Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities. The fund invests primarily in common stocks and seeks long-term growth of capital.

- Fidelity Worldwide Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks issued anywhere in the world. The fund seeks growth of capital.

- Fidelity International Growth & Income Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities including common stocks with a focus on those that pay current dividends and have the potential for capital appreciation. The fund seeks capital growth and current income.

Fidelity Freedom Funds

- Fidelity Freedom Income Fund           - Fidelity Freedom 2020 Fund
- Fidelity Freedom 2000 Fund             - Fidelity Freedom 2030 Fund
- Fidelity Freedom 2010 Fund             - Fidelity Freedom 2040 Fund

These funds are unaffiliated registered investment company mutual funds that invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income fund (approximately five to ten years after the respective fund's target retirement date), it is

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high current income and capital appreciation.

Employer Stock Fund

- UGI Common Stock Fund

This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares and short-term investments. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the fund for liquidity. In such case, the participant will receive the closing price for the units calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date's closing price but may be suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds. During the 2002 Plan Year, the UGI Common Stock Fund increased its temporary cash investments from 2 to 3% of total assets to mitigate the potential need to defer redemptions.

DISTRIBUTIONS. The Plan benefit of a participant who terminates employment as a result of retirement, death or total disability, as defined by the Plan document, shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement, death or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account.

Distributions will generally be made in the form of a lump sum. If the value of a participant's account exceeds $5,000 and the participant is married, the participant's Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a joint and survivor annuity. Under a joint and survivor annuity, the participant will receive a monthly benefit for his or her lifetime and upon the participant's death, the participant's surviving spouse, if any, will receive a monthly benefit equal to 50% of the benefit the participant was receiving. If the value of the participant's account exceeds $5,000 and the participant is not married, the participant's Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a single life annuity. In lieu of a joint and survivor annuity or a single life annuity, a participant may generally elect to receive his or her Pension Account and Predecessor Pension Rollover Account in the form of (i) a lump sum; (ii) a single life annuity; (iii) a joint and survivor annuity with 50% or 100% of

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

the participant's monthly payments continuing, after the participant's death, for the life of the participant's beneficiary; or (iv) installments over 5 or 10 years, as elected by the participant. Any such election will be subject to spousal consent, if applicable.

Where the amount to be distributed exceeds $5,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000 a Plan participant's benefit will be distributed as soon as practicable after the participant becomes entitled to receive a distribution from the Plan.

A participant who continues to work past age 70 1/2 will receive a distribution upon termination of employment. Otherwise, distributions must generally be made as soon as practicable after the participant reaches the normal retirement age as defined above.

DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the vested portion of his or her account. Generally, the beneficiary may request a distribution of the participant's account balance as soon as practicable following the date of the participant's death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

Death benefits are generally paid in the form of a lump sum. Death benefits payable to a spouse from the Pension Account and the Predecessor Pension Rollover Account are paid in the form of a single life annuity unless the spouse elects a lump sum distribution.

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her account attributable to previously permitted after-tax contributions (including after-tax contributions that were matched by the Company) at any time. However, the withdrawal must be in an amount of at least $250. No more than one withdrawal is permitted in any calendar year.

A participant may withdraw once per calendar year up to 100% of amounts attributable to participation in certain "predecessor plans" and rollover contributions from other 401(a) or individual retirement plan accounts, however the amount must be at least $500 or, if less, the total value of the applicable account.

A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) only on account of financial hardship resulting from (i) medical expenses as defined in section 213(d) of the IRC;
(ii) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (iii) foreclosure on a primary residence; or (iv) costs directly related to the purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

While a participant is still employed by the Company, withdrawals of amounts attributable to Company contributions, and post-1988 earnings on participant before-tax contributions, are not permitted.

LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (i) 50% of a participant's before-tax and rollover account balances, or (ii) $50,000 less the highest balance of any loan during the prior twelve-month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

ADMINISTRATIVE EXPENSES. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Company. The Company currently pays such expenses. Loan administration fees are paid by participants. Mutual fund expenses are paid to fund managers from mutual fund assets.

PLAN TERMINATION. Although it has not expressed any intent to do so, the Company has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.

PLAN AMENDMENT. The Company may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with the IRC to maintain compliance with current laws or regulations, or to correct errors or omissions in the Plan document, however, may be made by an officer of the Company without Board approval.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

2.    ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting.

The Plan's investments in registered investment company mutual funds are valued at quoted market prices which represent the net asset value of shares held by the Plan. Investment contracts included in the Fidelity Managed Income Portfolio II Fund, an unaffiliated commingled pool, are carried at contract value which represents deposits plus accrued interest. The Plan Administrator believes

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

contract value approximates fair value. Shares of UGI Common Stock included in the UGI Common Stock Fund are reflected at fair value based upon quoted market prices.

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.

The Plan presents in the Statements of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.

Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Managed Income Fund for which distributions are based upon contract value and except for distributions from the UGI Common Stock Fund, to the extent not all shares are sold on the same date) as of the dates of distribution. Distributions to participants are recorded when paid.

Transfers of participant balances represent amounts transferred to or from the UGI Utilities, Inc. Savings Plan and the UGI HVAC Enterprises, Inc. Savings Plan, which are affiliate plans.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Plan Administrator to make estimates and assumptions that affect the reported amount of net assets available for benefits and changes therein. Actual results could differ from these estimates.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS

The components of trust investments by fund at December 31, 2003 and 2002 are as follows:

                                                                                                       December 31,
                                                                                                  2003             2002
                                                                                              ------------     ------------
Fidelity Cash Reserves Fund (shares -- 20,420,462 and 22,711,199, respectively)               $ 20,420,462 *   $ 22,711,199 *
                                                                                              ------------     ------------

Fidelity Managed Income Portfolio II Fund (shares -- 20,555,141 and
      19,280,093, respectively)                                                                 20,555,141 *     19,280,093 *
                                                                                              ------------     ------------

Fidelity Intermediate Bond Fund (shares -- 549,013 and 539,879, respectively)                    5,852,479        5,792,901
                                                                                              ------------     ------------

Fidelity Capital and Income Fund (shares -- 66,879 and 80,977, respectively)                       539,043          508,536
                                                                                              ------------     ------------

Fidelity U.S. Bond Index Fund (shares -- 163,569 and 150,516, respectively)                      1,830,332        1,691,801
                                                                                              ------------     ------------

Fidelity Balanced Fund (shares -- 142,575 and 111,558, respectively)                             2,388,123        1,482,606
                                                                                              ------------     ------------

Fidelity Puritan Fund (shares -- 63,300 and 49,604, respectively)                                1,169,152          783,241
                                                                                              ------------     ------------

Fidelity Spartan U.S. Equity Index Fund (shares -- 130,443 and 127,374, respectively)            5,140,760        3,967,686
                                                                                              ------------     ------------

Fidelity Equity Income Fund (shares -- 472,291 and 486,210, respectively)                       23,496,496 *     19,287,947 *
                                                                                              ------------     ------------

Fidelity Fund (shares -- 159,855 and 165,267, respectively)                                      4,488,719        3,678,835
                                                                                              ------------     ------------

Fidelity Growth & Income Portfolio (shares -- 58,674 and 49,844, respectively)                   2,090,544        1,510,785
                                                                                              ------------     ------------

Fidelity Equity Income II Fund (shares -- 28,704 and 19,110, respectively)                         653,887          332,320
                                                                                              ------------     ------------

Fidelity Real Estate Investment Portfolio (shares -- 70,862 and 59,358, respectively)            1,680,139        1,091,602
                                                                                              ------------     ------------

Fidelity Magellan Fund (shares -- 355,004 and 355,694, respectively)                            34,698,111 *     28,085,624 *
                                                                                              ------------     ------------

Fidelity Growth Company Fund (shares -- 185,336 and 176,545, respectively)                       9,279,781 *      6,253,226
                                                                                              ------------     ------------

Fidelity OTC Portfolio (shares -- 49,824 and 48,533, respectively)                               1,617,792        1,160,425
                                                                                              ------------     ------------

Fidelity Capital Appreciation Fund (shares -- 35,138 and 24,271, respectively)                     861,228          392,703
                                                                                              ------------     ------------

Fidelity Blue Chip Growth Fund (shares -- 63,537 and 53,543, respectively)                       2,517,964        1,710,155
                                                                                              ------------     ------------

Fidelity Low-Priced Stock Fund (shares -- 66,514 and 53,457, respectively)                       2,326,643        1,345,516
                                                                                              ------------     ------------

Fidelity Small Cap Independence Fund (shares -- 24,922 and 25,259, respectively)                   447,103          335,944
                                                                                              ------------     ------------

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS (CONTINUED)

                                                                                                       December 31,
                                                                                                  2003             2002
                                                                                              ------------     ------------
Fidelity Value Fund (shares -- 23,334 and 19,807, respectively)                                  1,448,347          918,868
                                                                                              ------------     ------------

Fidelity Overseas Fund (shares -- 65,393 and 62,355, respectively)                               2,055,309        1,371,801
                                                                                              ------------     ------------

Fidelity Worldwide Fund (shares --14,920 and 13,507, respectively)                                 244,248          160,469
                                                                                              ------------     ------------

Fidelity International Growth and Income Fund (shares -- 34,247 and 26,269, respectively)          819,194          441,847
                                                                                              ------------     ------------

Fidelity Freedom Income Fund (shares -- 17,866 and 21,196, respectively)                           198,139          224,674
                                                                                              ------------     ------------

Fidelity Freedom 2000 Fund (shares -- 28,506 and 41,793, respectively)                             335,805          460,138
                                                                                              ------------     ------------

Fidelity Freedom 2010 Fund (shares -- 258,789 and 183,621, respectively)                         3,369,434        2,100,621
                                                                                              ------------     ------------

Fidelity Freedom 2020 Fund (shares -- 248,968 and 196,975, respectively)                         3,241,561        2,095,818
                                                                                              ------------     ------------

Fidelity Freedom 2030 Fund (shares -- 138,653 and 114,144, respectively)                         1,795,558        1,168,830
                                                                                              ------------     ------------

Fidelity Freedom 2040 Fund (shares -- 14,790 and 10,531, respectively)                             111,816           61,712
                                                                                              ------------     ------------

UGI Common Stock Fund
      UGI Corporation Unitized Stock Fund (units -- 512,466 and 456,831, respectively)          10,956,530 *      7,240,748 *
      Dividends receivable                                                                          89,789           75,987
                                                                                              ------------     ------------
                                                                                                11,046,319        7,316,735
                                                                                              ------------     ------------

Total trust investments - fair value, except for group annuity contracts included in the Fidelity Managed Income Portfolio II Fund which
      are carried at contract value                                                           $166,719,629     $137,724,658
                                                                                              ============     ============

Total trust investments - cost                                                                $159,571,242     $156,307,845
                                                                                              ============     ============

* - Investment represents five percent or more of net assets available for benefits.

The net appreciation (depreciation) in fair value of investments during the years ended December 31, 2003 and 2002 by major investment category follows:

                                                                                                 Year ended December 31,
                                                                                                  2003             2002
                                                                                              ------------     ------------
Registered investment company mutual funds                                                    $ 22,036,341     $(22,277,742)
UGI Common Stock Fund                                                                            2,722,415        1,273,124
                                                                                              ------------     ------------
        Total net appreciation (depreciation) in fair value                                   $ 24,758,756     $(21,004,618)
                                                                                              ============     ============

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

During the 2003 Plan Year and 2002 Plan Year, the Plan purchased, at market prices, 32,603 and 20,463 shares of UGI Corporation Common Stock directly from UGI Corporation for $1,095,686 and $676,145, respectively.

The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants' account balances in the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.

4.    FEDERAL INCOME TAX STATUS

On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the Trust) and participants are not taxed on Company contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN
              Item 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR)

                                                                        December 31, 2003
                                                     -------------------------------------------------------
                                                        Number of
                                                        Shares or                     Fair Value/
                                                        Principal                       Contract
     NAME OF ISSUER AND TITLE OF ISSUE                   Amount            Cost          Value        % (2)
     ---------------------------------               ---------------   ------------   ------------   -------
FIDELITY CASH RESERVES FUND (1) (3)                  20,420,462 shrs   $ 20,420,462   $ 20,420,462    100.00%
                                                                       ------------   ------------   -------

FIDELITY MANAGED INCOME
   PORTFOLIO II FUND (1) (3)                         20,555,141 shrs     20,555,141     20,555,141    100.00%
                                                                       ------------   ------------   -------

FIDELITY INTERMEDIATE BOND FUND (3)                     549,013 shrs      5,654,019      5,852,479    100.00%
                                                                       ------------   ------------   -------

FIDELITY CAPITAL AND INCOME FUND (3)                     66,879 shrs        537,074        539,043    100.00%
                                                                       ------------   ------------   -------

FIDELITY U.S. BOND INDEX FUND (3)                       163,569 shrs      1,809,554      1,830,332    100.00%
                                                                       ------------   ------------   -------

FIDELITY BALANCED FUND (3)                              142,575 shrs      2,147,150      2,388,123    100.00%
                                                                       ------------   ------------   -------

FIDELITY PURITAN FUND (3)                                63,300 shrs      1,114,692      1,169,152    100.00%
                                                                       ------------   ------------   -------

FIDELITY SPARTAN U.S. EQUITY INDEX FUND (3)             130,443 shrs      4,919,272      5,140,760    100.00%
                                                                       ------------   ------------   -------

FIDELITY EQUITY INCOME FUND (1) (3)                     472,291 shrs     21,115,205     23,496,496    100.00%
                                                                       ------------   ------------   -------

FIDELITY FUND (3)                                       159,855 shrs      4,902,642      4,488,719    100.00%
                                                                       ------------   ------------   -------
FIDELITY GROWTH & INCOME
   PORTFOLIO (3)                                         58,674 shrs      2,147,738      2,090,544    100.00%
                                                                       ------------   ------------   -------

FIDELITY EQUITY INCOME II FUND (3)                       28,704 shrs        627,260        653,887    100.00%
                                                                       ------------   ------------   -------

FIDELITY REAL ESTATE INVESTMENT
   PORTFOLIO (3)                                         70,862 shrs      1,371,347      1,680,139    100.00%
                                                                       ------------   ------------   -------

FIDELITY MAGELLAN FUND (1) (3)                          355,004 shrs     33,500,463     34,698,111    100.00%
                                                                       ------------   ------------   -------

FIDELITY GROWTH COMPANY FUND (1) (3)                    185,336 shrs     10,471,679      9,279,781    100.00%
                                                                       ------------   ------------   -------

FIDELITY OTC PORTFOLIO (3)                               49,824 shrs      2,308,537      1,617,792    100.00%
                                                                       ------------   ------------   -------

FIDELITY CAPITAL APPRECIATION FUND (3)                   35,138 shrs        807,629        861,228    100.00%
                                                                       ------------   ------------   -------

FIDELITY BLUE CHIP GROWTH FUND (3)                       63,537 shrs      2,846,591      2,517,964    100.00%
                                                                       ------------   ------------   -------

FIDELITY LOW-PRICED STOCK FUND (3)                       66,514 shrs      1,840,238      2,326,643    100.00%
                                                                       ------------   ------------   -------

FIDELITY SMALL CAP INDEPENDENCE  FUND (3)                24,922 shrs        386,680        447,103    100.00%
                                                                       ------------   ------------   -------

FIDELITY VALUE FUND (3)                                  23,334 shrs      1,187,364      1,448,347    100.00%
                                                                       ------------   ------------   -------

FIDELITY OVERSEAS FUND (3)                               65,393 shrs      2,105,900      2,055,309    100.00%
                                                                       ------------   ------------   -------

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN
        Item 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR) (continued)

                                                                        December 31, 2003
                                                     -------------------------------------------------------
                                                        Number of
                                                        Shares or                     Fair Value/
                                                        Principal                       Contract
 NAME OF ISSUER AND TITLE OF ISSUE                       Amount            Cost          Value        % (2)
 ---------------------------------                   ---------------   ------------   ------------   -------
FIDELITY WORLDWIDE FUND (3)                              14,920 shrs        230,402        244,248    100.00%
                                                                       ------------   ------------   -------

FIDELITY INTERNATIONAL GROWTH
   & INCOME FUND (3)                                     34,247 shrs        762,225        819,194    100.00%
                                                                       ------------   ------------   -------

FIDELITY FREEDOM INCOME FUND (3)                         17,866 shrs        196,783        198,139    100.00%
                                                                       ------------   ------------   -------

FIDELITY FREEDOM 2000 FUND (3)                           28,506 shrs        339,466        335,805    100.00%
                                                                       ------------   ------------   -------

FIDELITY FREEDOM 2010 FUND (3)                          258,789 shrs      3,357,859      3,369,434    100.00%
                                                                       ------------   ------------   -------

FIDELITY FREEDOM 2020 FUND (3)                          248,968 shrs      3,383,971      3,241,561    100.00%
                                                                       ------------   ------------   -------

FIDELITY FREEDOM 2030 FUND (3)                          138,653 shrs      1,764,090      1,795,558    100.00%
                                                                       ------------   ------------   -------

FIDELITY FREEDOM 2040 FUND (3)                           14,790 shrs         97,338        111,816    100.00%
                                                                       ------------   ------------   -------

UGI COMMON STOCK FUND (1)(3)
UGI Corporation Unitized Stock Fund                    512,466 units      6,572,682     10,956,530     99.19%
Dividends receivable                                 $  89,789               89,789         89,789      0.81%
                                                                       ------------   ------------   -------
                                                                          6,662,471     11,046,319    100.00%
                                                                       ============   ============   =======

PARTICIPANT LOANS
Loan principal outstanding (4.75% - 10.5%) (3) (4)                                -      4,118,818    100.00%
                                                                       ------------   ------------   -------

Total - all funds                                                      $159,571,242   $170,838,447
                                                                       ============   ============

(1)Investment represents 5% or more of the net assets available for benefits.

(2)Percentages represent percentage of fair value / contract value of each fund.

(3)Party in interest.

(4)Range of interest rates for loans outstanding as of December 31, 2003